EXECUTION COPY WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT This Waiver and Fifth Amendment to Credit Agreement (this “Amendment”) is made as of February 28, 2025, by and among: BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”); the Persons named on Schedule I hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrower, individually, a “Loan Party”, and collectively, the “Loan Parties”); the LENDERS party hereto; and AXOS BANK, as Administrative Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom. W I T N E S S E T H: WHEREAS, reference is made to that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), by, among others, the Loan Parties, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent; WHEREAS, an ERISA Event under the Credit Agreement has occurred and is continuing as a result of the Loan Parties’ failure to meet all applicable requirements related to the minimum funding standard under the Pension Funding Rules in respect of The Retirement Plan for Employees of Babcock & Wilcox Commercial Operations (the “B&W Pension Plan”) for the plan year ending December 31, 2023 (the “Specified Plan Year”), with the resulting liability of the Loan Parties in an aggregate amount in excess of the Threshold Amount, which constitutes an Event of Default under Section 8.01(i) of the Credit Agreement (such Event of Default, together with any Events of Default arising under Section 8.01(d) of the Credit Agreement arising solely as a result of the making of any incorrect representation, warranty, certification or statement of fact expressly related to the non-existence of such Event of Default, collectively, the “Specified Event of Default”); WHEREAS, prior to the date hereof, certain payments required by the PBGC to be made to the B&W Pension Plan, which payments were secured by Liens granted by certain Loan Parties in favor of the PBGC pursuant to that certain Pledge and Security Agreement, dated as of November 20, 2020, by certain of the Loan Parties in favor of the PBGC (acting on behalf of The Retirement Plan for Employees of Babcock & Wilcox Commercial Operations), were paid in full and such Liens were terminated; WHEREAS, the PBGC has agreed to waive the minimum funding standard for the B&W Pension Plan for the Specified Plan Year; provided, that, among other things, certain of the Loan Parties grant, pursuant to the PBGC Security Documents (as defined in the Credit Agreement as in effect after giving effect hereto), new Liens in favor of the PBGC to secure such Loan Parties’ funding obligations in respect of the B&W Pension Plan for the Specified Plan Year; WHEREAS, the Loan Parties have requested that the Administrative Agent and Lenders waive the Specified Event of Default and amend certain provisions of the Credit Agreement; and WHERAS, the Administrative Agent and Lenders have agreed to waive the Specified Event of Default and amend certain provisions of the Credit Agreement, in each case subject to the terms and conditions set forth herein.

2 NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as hereinafter provided: 1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein. 2. Waiver of Specified Event of Default. The Administrative Agent and the Required Lenders hereby waive the Specified Event of Default. The foregoing waiver (i) relates only to the Specified Event of Default; (ii) is a one-time waiver; (iii) shall not be deemed to constitute a waiver of any other Default or Event of Default now existing or hereafter arising; (iv) except as expressly set forth herein, does not constitute an modification or waiver of any other obligations of the Loan Parties under the Credit Agreement or any other Loan Document, or an amendment to any terms or conditions of the Credit Agreement or any other Loan Document, each of which remains in full force and effect; (v) is granted in express reliance upon the Loan Parties’ representations, warranties, and agreements set forth herein; and (vi) does not establish (and is not to be deemed to establish) a course of dealing or conduct by the Administrative Agent or the Lenders. 3. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: (a) by amending Section 1.01 (Definitions) thereof as follows: (i) by amending the definition of “Consolidated Adjusted EBITDA” therein by amending and restating clause (xiv) thereof to read in its entirety as follows: “(xiv) the amount of contributions made by the Borrower or its Subsidiaries to Pension Plans of the Loan Parties as required by the PBGC, provided that the aggregate amount added back to Consolidated Net Income pursuant to this clause (xiv) shall not exceed $3,000,000 in any Measurement Period,” (ii) by amending and restating the definition of “Fee Letter” therein to read in its entirety as follows: “ “Fee Letter” means, collectively, (i) the letter agreement, dated as of the Closing Date, between the Borrower and the Administrative Agent, (ii) the letter agreement, dated as of the First Amendment Effective Date, between the Borrower and the Administrative Agent, (iii) the letter agreement, dated as of the Fourth Amendment Effective Date, between the Borrower and the Administrative Agent, and (iv) the letter agreement, dated as of the Fifth Amendment Effective Date, between the Borrower and the Administrative Agent.” (iii) by amending the definition of “Loan Documents” therein by amending and restating clause (j) thereof to read in its entirety as follows: “(j) the Intercreditor Agreement and the PBGC Subordination Agreement,” (iv) by amending the definition of “Material Contract” therein by amending and restating the last sentence thereof to read in its entirety as follows:

3 “Notwithstanding anything to the contrary, the Existing L/C Facility Documents, the Existing Reimbursement Facility Documents and the PBGC Documents shall constitute Material Contracts for all purposes hereunder.” (v) by adding the following new definitions thereto in appropriate alphabetical order: “ “Fifth Amendment Effective Date” means February 28, 2025.” “ “PBGC Documents” means, collectively, (i) that certain Pledge and Security Agreement dated as of the Fifth Amendment Effective Date, by and among the PBGC and certain of the Loan Parties, (ii) the short-form grants of security interest in United States intellectual property, each dated as of the Fifth Amendment Effective Date, by certain of the Loan Parties in favor of the PBGC, and (iii) that certain Waiver dated as of September 20, 2024, by the PBGC to The Babcock & Wilcox Company with respect to The Retirement Plan for Employees of Babcock & Wilcox Commercial Operations for the plan year ending December 31, 2023, in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement and the PBGC Subordination Agreement.” “ “PBGC Subordination Agreement” means that certain Lien Subordination Agreement dated as of the Fifth Amendment Effective Date, by and among the PBGC, the Administrative Agent and the Specified Guarantor, and acknowledged by the Loan Parties.” (b) by amending and restating clauses (k) and (l) of Section 6.02 (Certificates; Other Information) thereof to read in their entirety, respectively, as follows: “(k) SEC Notices; PBGC Notices. Promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, (i) copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof, and (ii) without duplication of the notices described in clause (l) below, copies of each material notice or other correspondence received from the PBGC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any Pension Plan or Multiemployer Plan of any Loan Party or any ERISA Affiliate. (l) Notices. Promptly (but in no event later than five (5) Business Days) after receipt or execution thereof by any Loan Party or any Subsidiary thereof, copies of all material notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any instrument, indenture, security agreement, loan or credit or similar agreement (including, without limitation, any PBGC Document or any similar document, instrument or agreement) and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures, security agreements, and loan and credit and similar agreements as the Administrative Agent may reasonably request. The Loan Parties shall provide, substantially concurrently to the Administrative Agent, copies of any and all responses provided by any Loan Party or Subsidiary thereof to any such material notices, requests

4 and other documents (including amendments, waivers, and other modifications) in respect of the PBGC.” (c) by amending and restating clause (r) of Section 7.01 (Liens) thereof to read in its entirety as follows: “(r) subject at all times to the PBGC Subordination Agreement, Liens granted by certain of the Loan Parties in favor of the PBGC pursuant to the PBGC Documents, which Liens secure the “Obligations” as defined in the PBGC Documents (as in effect on the Fifth Amendment Effective Date), provided that the aggregate outstanding amount of all such obligations and liabilities secured by such Liens shall not at any time exceed $15,000,000 plus required payments of interest thereon as prescribed by Section 430 of the Code;” (d) by amending and restating clause (o) of Section 8.01 (Events of Default) thereof to read in its entirety as follows: “(o) Subordination Arrangements; Intercreditor Arrangements. (i) Any of the subordination, standstill, payover and insolvency related provisions of any of the Subordinated Debt Documents (the “Subordination Provisions”), any provision of the Intercreditor Agreement (the “Intercreditor Provisions”), or any provision of the PBGC Subordination Agreement (the “PBGC Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Debt, Existing Facilities Obligations or obligations under the PBGC Documents (the “PBGC Obligations”), or any Loan Party or any holder of the applicable Subordinated Debt, Existing Facilities Obligations or PBGC Obligations shall so state in writing; (ii) the Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, Intercreditor Provisions or PBGC Subordination Provisions, (B) that the Subordination Provisions, the Intercreditor Provisions and the PBGC Subordination Provisions exist for the benefit of the Administrative Agent and the Secured Parties or (C) that all payments of principal of or premium and interest on the applicable Subordinated Debt, Existing Facilities Obligations or PBGC Obligations, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions, the Intercreditor Provisions and the PBGC Obligations; or (iii) the Existing L/C Issuer or PNC Bank, National Association shall fail to comply with any provision of the PNC Payoff Letter with respect to the release of any Third Party Cash Collateral or P-Card Cash Collateral (as such terms are defined therein), or the Borrower, any other Loan Party, or the Existing L/C Issuer or PNC Bank, National Association shall, directly or indirectly, disavow or contest in any manner the terms of the PNC Payoff Letter or that the Agent is an intended third-party beneficiary thereof and entitled to enforce rights and remedies thereunder; or” 4. PBGC Reserve. The Administrative Agent, in its Permitted Discretion, has determined to establish and maintain a Reserve in accordance with the Credit Agreement in an amount equal to the aggregate contributions required to be made by the Borrower or its Subsidiaries to the B&W Pension Plan with respect to the Specified Plan Year as required by the PBGC for two (2) plan years (such amount being $6,000,000 in the aggregate); provided that so long as no Default or Event of Default has then occurred and is continuing, the Administrative Agent shall reduce the amount of such Reserve to an amount equal to the aggregate contributions required to be made by

5 the Borrower or its Subsidiaries to the B&W Pension Plan with respect to the Specified Plan Year as required by the PBGC for one (1) plan year (such amount being $3,000,000 in the aggregate) upon the refinancing of the Indebtedness under the Unsecured Notes pursuant to a Permitted Refinancing. The Loan Parties acknowledge and agree that (x) such Reserve shall be implemented on the Fifth Amendment Effective Date, and (y) nothing contained herein shall restrict, impair or otherwise affect the Administrative Agent’s and the Lenders’ rights to administer the lending relationship with the Loan Parties under and in accordance with the Credit Agreement and the other Loan Documents, including, without limitation, the imposition, change, release or re-imposition of any Reserves in such amounts and with respect to such matters as the Administrative Agent may elect from time to time pursuant to the terms of the Credit Agreement. 5. Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Collateral Documents and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties contain a materiality qualification, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under the Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Collateral Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. 6. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent: (a) The Administrative Agent shall have received counterparts of (i) this Amendment, and (ii) the Fee Letter described in clause (iv) of the definition thereof (as amended hereby), in each case duly executed and delivered by each of the parties hereto and thereto. (b) The Administrative Agent shall have received (i) the PBGC Subordination Agreement, and (ii) the PBGC Documents, each of which shall be in form and substance satisfactory to the Administrative Agent and duly executed and delivered by the parties thereto. (c) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent. (d) Since December 31, 2023, there shall not have occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

6 (e) The Administrative Agent shall have received a Borrowing Base Certificate dated as of the Fifth Amendment Effective Date, relating to the month ended on December 31, 2024, and executed by a Responsible Officer of the Borrower. Such Borrowing Base Certificate shall among other things, reflect the establishment of the Reserve described in Section 4 hereof. (f) The Administrative Agent shall have received, in immediately available funds, for the ratable benefit of the Lenders, the fees required to be paid on the Fifth Amendment Effective Date. (g) The Administrative Agent and the Lenders shall have received payment for all fees and expenses owing pursuant to Section 11.04 of the Credit Agreement. (h) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. (i) The Administrative Agent shall have received such additional documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby. 7. Representations and Warranties. (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation (including, without limitation, the Unsecured Notes Documents, the Existing L/C Facility Documents, the Existing Reimbursement Facility Documents and the Specified Guarantor Subordinated Debt Documents) to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except where such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law, except where, in the case of this clause (iii), such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms. (c) The Loan Parties, together with their Subsidiaries on a Consolidated basis, are Solvent. (d) Since December 31, 2023, there has not occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (e) None of any Loan Party’s Organization Documents (including, without limitation, authorizing resolutions) attached to those certain Secretary’s Certificates delivered to the Administrative Agent on the Closing Date have been amended, modified, supplemented,

7 revoked or rescinded since the Closing Date, and all of such Organization Documents remain in full force and effect as of the date hereof. (f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 8. Miscellaneous. (a) Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent, the other Secured Parties, or their respective Related Parties, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor. (b) The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement are hereby incorporated herein, mutatis mutandis. (c) This Amendment, the Credit Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (e) If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in

8 good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the other Secured Parties or their respective counsel in entering into this Amendment. (g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGES FOLLOW]

Schedule I Guarantors Americon Equipment Services, Inc. Americon, LLC Babcock & Wilcox Construction Co., LLC Babcock & Wilcox Equity Investments, LLC Babcock & Wilcox Holdings, LLC Babcock & Wilcox International Sales and Service Corporation Babcock & Wilcox International, Inc. The Babcock & Wilcox Company Babcock & Wilcox Technology, LLC Diamond Operating Co., Inc. Diamond Power China Holdings, Inc. Diamond Power Equity Investments, Inc. Diamond Power International, LLC Sofco – EFS Holdings LLC Babcock & Wilcox SPIG, Inc. Babcock & Wilcox Canada Corp. Babcock & Wilcox New Energy Holdings, LLC Babcock & Wilcox Solar Energy, Inc. Babcock & Wilcox Chanute, LLC Babcock & Wilcox FPS Inc.

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